United States
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 10, 2011

SquareTwo Financial Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-170734	84-1261849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 South Monaco Street, Second Floor, Denver, Colorado 80237
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: 303-296-3345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    □ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    □ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    □ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    □ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 10, 2011, SquareTwo Financial Corporation issued a press release announcing its financial results for the quarter ended September 30, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The information in the Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission pursuant to Item 2.02, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit
Number	Description
99.1	Press release dated November 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQUARETWO FINANCIAL CORPORATION

Date:	November 10, 2011	By:	/s/ Thomas G. Good
		Name:	Thomas G. Good
		Title:	General Counsel